EXHIBIT 32.2
CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Amendment No. 1 to the annual report of Profire Energy, Inc. (the “Company”) on Form 10-K/A for the period ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Andrew Limpert , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, as amended.

Date:	March 17, 2011	By:	/s/ Andrew Limpert
Andrew Limpert
Chief Financial Officer (Principal Financial Officer)